Supplement to the
Fidelity® Select Portfolios®
Health Care Services Portfolio
April 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Justin Segalini (Co-Portfolio Manager) has managed the fund since 2016.
Harrison Kenner (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that on or about June 30, 2025, Mr. Segalini will transition off the fund, and Mr. Kenner will assume sole portfolio manager responsibilities.
MED-SUSTK-0225-104 1.9886517.104	February 7, 2025